UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 31, 2010 (August 25, 2010)

CORONUS SOLAR INC.
formerly, INSIGHTFULMIND LEARNING, INC.
 (Exact name of registrant as specified in its charter)

British Columbia, Canada	000-53697
(State or other jurisdiction of incorporation)	(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
 (Address of principal executive offices and Zip Code)

604-267-7078
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01	REGULATION FD DISCLOSURE

We announced today that the Company’s wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), has entered into three separate Vacant Land Purchase Agreements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibits	Document Description

99.1	Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 31st day of August 2010.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk President, Principal Executive Officer, Principal Accounting Officer, and Principal Financial Officer.